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                                    DVI, INC.

                        SUBSIDIARIES AND SUB-SUBSIDIARIES

                                   EXHIBIT 21

                                                                                    PERCENTAGE OWNED BY
                                                                                --------------------------
NAME OF ENTITY/JURISDICTION OF ORGANIZATION                                     REGISTRANT      SUBSIDIARY
-------------------------------------------                                     ----------      ----------
DVI Financial Services Inc. (Delaware)                                             100%
DVI Business Credit Corporation (Delaware)                                         100%
Westgate Imaging Center, Inc. (Delaware)                                                           100%
DVI Lease Receivables Corp. 1993-A (Delaware)                                                      100%
DVI Lease Finance Corporation II (Delaware)                                                        100%
DVI Lease Finance Corporation III (Delaware)                                                       100%
DVI Subordinated Securities Corporation (Delaware)                                                 100%
DVI Receivables Corp. (Delaware)                                                                   100%
DVI Receivables Corp. II (Delaware)                                                                100%
DVI Receivables Corp. III (Delaware)                                                               100%
DVI Receivables Corp. IV (Delaware)                                                                100%
DVI Receivables Corp. V (Delaware)                                                                 100%
DVI Receivables Corp. V, LLC (Delaware)                                                            100%
DVI Receivables Corp. VI (Delaware)                                                                100%
DVI Receivables Corp. VI, LLC (Delaware)                                                           100%
DVI Receivables Corp. VII (Delaware)                                                               100%
DVI Receivables Corp. VII, LLC (Delaware)                                                          100%
DVI Receivables Corp. VIII (Delaware)                                                              100%
DVI Receivables Corp. VIII, LLC (Delaware)                                                         100%
DVI Receivables Corp. IX (Delaware)                                                                100%
DVI Receivables Corp. X (Delaware)                                                                 100%
DVI Receivables Corp. X, LLC (Delaware)                                                            100%
DVI Business Credit Receivables Corporation (Delaware)                                             100%
DVI Business Credit Receivables Corp. II (Delaware)                                                100%
DVI Business Credit Receivables Corp. III (Delaware)                                               100%
DVI Securities, Inc. (Delaware)                                                                    100%
DVI Mortgage Funding (Delaware)                                                                    100%
DVI Healthcare Financial Advisors (Delaware)                                                       100%
DVI Ohio, Inc. (Delaware)                                                                          100%
DVI Realty Company (Delaware)                                                                      100%
DVI Texas, Inc. (Delaware)                                                                         100%
Healthcare Technology Solutions, Inc. (Delaware)                                                   100%
DVI International, Inc. (Delaware)                                                                 100%
DVI Thailand Ltd. (Thailand)                                                                       100%
DVI Financial Services (Australia) Ltd. (Australia)                                                100%
Oferil Sociedad Anonima (Uruguay)                                                                  100%
DVI (Malaysia) SDN.BHD (Malaysia)                                                                  100%
DVI International (Deutschland) GmbH (Germany)                                                     100%
DVI Servicios de Renting, S.A. (Spain)                                                             100%
DVI Italia, S.r.l. (Italy)                                                                         100%
MSF Holding Ltd. (Bahamas)                                                                          59%
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